As filed with the Securities and Exchange Commission on April 28, 2023

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
April 25, 2023
BANK OF AMERICA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-6523	56-0906609
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
100 North Tryon Street
Charlotte, North Carolina 28255
(Address of principal executive offices)
(704) 386-5681
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BAC	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of Floating Rate Non-Cumulative Preferred Stock, Series E	BAC PrE	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 6.000% Non-Cumulative Preferred Stock, Series GG	BAC PrB	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 5.875% Non-Cumulative Preferred Stock, Series HH	BAC PrK	New York Stock Exchange
7.25% Non-Cumulative Perpetual Convertible Preferred Stock, Series L	BAC PrL	New York Stock Exchange
Depositary Shares, each representing a 1/1,200th interest in a share of	BML PrG	New York Stock Exchange
Bank of America Corporation Floating Rate Non-Cumulative
Preferred Stock, Series 1
Depositary Shares, each representing a 1/1,200th interest in a share of	BML PrH	New York Stock Exchange
Bank of America Corporation Floating Rate Non-Cumulative
Preferred Stock, Series 2
Depositary Shares, each representing a 1/1,200th interest in a share of	BML PrJ	New York Stock Exchange
Bank of America Corporation Floating Rate Non-Cumulative
Preferred Stock, Series 4
Depositary Shares, each representing a 1/1,200th interest in a share of	BML PrL	New York Stock Exchange
Bank of America Corporation Floating Rate Non-Cumulative
Preferred Stock, Series 5
Floating Rate Preferred Hybrid Income Term Securities of BAC Capital Trust XIII (and the guarantee related thereto)	BAC/PF	New York Stock Exchange
5.63% Fixed to Floating Rate Preferred Hybrid Income Term Securities of BAC Capital Trust XIV (and the guarantee related thereto)	BAC/PG	New York Stock Exchange
Income Capital Obligation Notes initially due December 15, 2066 of Bank of America Corporation	MER PrK	New York Stock Exchange
Senior Medium-Term Notes, Series A, Step Up Callable Notes, due	BAC/31B	New York Stock Exchange
November 28, 2031 of BofA Finance LLC (and the guarantee of the
Registrant with respect thereto)
Depositary Shares, each representing a 1/1,000th interest in a share of 5.375% Non-Cumulative Preferred Stock, Series KK	BAC PrM	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 5.000% Non-Cumulative Preferred Stock, Series LL	BAC PrN	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 4.375% Non-Cumulative Preferred Stock, Series NN	BAC PrO	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 4.125% Non-Cumulative Preferred Stock, Series PP	BAC PrP	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 4.250% Non-Cumulative Preferred Stock, Series QQ	BAC PrQ	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 4.750% Non-Cumulative Preferred Stock, Series SS	BAC PrS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On April 25, 2023, Bank of America Corporation (the “Corporation”) held its 2023 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the Corporation’s shareholders approved the amendment and restatement of the Bank of America Corporation Equity Plan (“Plan”) to, among other things, (i) increase the number of shares available for grant by 75 million; (ii) extend the expiration date of the Plan from April 19, 2031 to April 24, 2033; (iii) allow shares withheld to cover tax withholding requirements for awards of restricted stock and restricted stock units to again be available for granting future awards; and (iv) clarify that dividends and dividend equivalents credited with respect to awards cannot become payable unless and until the related award vests. The Plan’s terms are otherwise substantially unchanged.

A description of the material terms and conditions of the Plan, as amended and restated, appears on pages 85-92 of the Corporation’s revised definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 8, 2023. That description, a copy of which is filed as Exhibit 99.1 hereto and is incorporated into this Item 5.02(e) by reference, does not purport to be complete, and is qualified in its entirety by reference to the full text of the amended and restated Plan attached as Exhibit 10.1 to this report and incorporated into this Item 5.02(e) by reference.
Item 5.07. Submission of Matters to a Vote of Security Holders.
(a) On April 25, 2023, the Corporation held its Annual Meeting.
(b) The Corporation’s shareholders: elected all of the nominees for director; approved the advisory vote on executive compensation; voted, on an advisory basis, in favor of holding future advisory votes on executive compensation every year; ratified the appointment of PricewaterhouseCoopers LLP as the Corporation’s independent registered public accounting firm for 2023; and approved the amendment and restatement of the Plan. The Corporation’s shareholders did not approve the shareholder proposals listed below. With respect to all matters subject to a vote, holders of the Corporation’s common stock, Series B Preferred Stock, and Series 1, 2, 4, and 5 Preferred Stock voted together as a class.

1. Electing directors:

	For	Against	Abstain	Broker Non-Votes
Sharon L. Allen	5,664,794,516	123,790,029	17,421,441	930,135,647
José E. Almeida	5,717,700,143	70,017,676	18,288,167	930,135,647
Frank P. Bramble, Sr.	5,426,957,433	360,641,443	18,407,110	930,135,647
Pierre J.P. de Weck	5,666,192,033	120,852,923	18,961,030	930,135,647
Arnold W. Donald	5,652,011,438	135,135,302	18,859,246	930,135,647
Linda P. Hudson	5,615,595,404	172,552,957	17,857,625	930,135,647
Monica C. Lozano	5,417,245,834	370,929,927	17,830,225	930,135,647
Brian T. Moynihan	5,513,347,118	258,237,195	34,421,673	930,135,647
Lionel L. Nowell III	5,697,697,536	89,020,080	19,288,370	930,135,647
Denise L. Ramos	5,699,513,674	88,239,003	18,253,309	930,135,647
Clayton S. Rose	5,678,028,074	109,668,752	18,309,160	930,135,647
Michael D. White	5,678,160,610	109,527,922	18,317,454	930,135,647
Thomas D. Woods	5,702,612,873	84,938,101	18,455,012	930,135,647
Maria T. Zuber	5,453,284,566	334,811,703	17,909,715	930,135,649

2. Approving the Corporation’s executive compensation (an advisory, non-binding “Say on Pay” resolution):

For	3,969,374,978
Against	1,776,739,731
Abstain	59,891,277
Broker Non-Votes	930,135,647

3. A vote on the frequency of future “Say on Pay” resolutions (an advisory, non-binding “Say on Frequency” resolution):

Each Year	5,677,571,218
Every 2 Years	14,816,455
Every 3 Years	84,805,307
Abstain	28,813,008
Broker Non-Votes	930,135,645

4. Ratifying the appointment of the Corporation’s independent registered public accounting firm for 2023:

For	6,468,655,960
Against	246,766,001
Abstain	20,719,672

5. Amending and restating the Bank of America Corporation Equity Plan:

For	5,472,386,140
Against	307,230,103
Abstain	26,389,743
Broker Non-Votes	930,135,647

6. Shareholder proposal - requesting an independent board chair:

For	1,497,695,632
Against	4,198,834,981
Abstain	109,475,374
Broker Non-Votes	930,135,646

7. Shareholder proposal - requesting shareholder ratification of termination pay:

For	442,010,498
Against	5,319,267,654
Abstain	44,727,834
Broker Non-Votes	930,135,647

8. Shareholder proposal - requesting greenhouse gas reduction targets:

For	659,616,493
Against	5,088,422,504
Abstain	57,966,990
Broker Non-Votes	930,135,646

9. Shareholder proposal - requesting report on transition planning:

For	1,629,306,837
Against	4,095,983,034
Abstain	80,716,115
Broker Non-Votes	930,135,647

10. Shareholder proposal - requesting adoption of policy to cease financing new fossil fuel supplies:

For	403,488,698
Against	5,329,248,085
Abstain	73,269,204
Broker Non-Votes	930,135,646

11. Shareholder proposal - requesting a racial equity audit:

For	876,395,673
Against	4,875,358,102
Abstain	54,252,211
Broker Non-Votes	930,135,647

(d) In light of the vote on Proposal 3 and the Corporation’s Board of Directors’ recommendation that shareholders vote to hold future advisory votes on executive compensation each year, the Corporation will hold such vote each year until the next required vote on the frequency of shareholder votes on the compensation of executives.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibits 10.1 and 99.1 are filed herewith.

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
10.1	Bank of America Corporation Equity Plan, as amended and restated effective April 25, 2023
99.1	Description of Bank of America Corporation Equity Plan
104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:	/s/ Ross E. Jeffries, Jr.
Ross E. Jeffries, Jr.
Deputy General Counsel and Corporate Secretary

Dated: April 28, 2023